FMI FUNDS, INC.

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 18, 2001

  At a Special Meeting of the shareholders, held on April 30, 2001, the shareholders of FMI Focus Fund (the "Fund"), a series of FMI Funds, Inc., a Maryland corporation (the "Corporation") approved:

  1. a new investment advisory agreement for the Fund between the Corporation and Fiduciary Management, Inc.; and

  2. a sub-advisory agreement for the Fund between the Corporation, Fiduciary Management, Inc. and Broadview Advisors, LLC;

  Accordingly, the section entitled "MANAGEMENT OF THE FUND" on page 4 of the Corporation's Prospectus is amended and restated as follows:

  Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                             225 East Mason Street
                              Milwaukee, WI 53202

  The Adviser is controlled by Messrs. Ted D. Kellner and Donald S. Wilson.
Mr. Kellner has been employed by the Adviser as Chief Executive Officer and as a portfolio manager since 1980. Mr. Wilson has been employed by the Adviser in various capacities since 1980. Their current positions with the Adviser are:

               Ted D. Kellner           Chairman of the Board and
                                        Chief Executive Officer

               Donald S. Wilson         Vice Chairman and Treasurer

  The Adviser has been in business since 1980. As the investment adviser to the Fund, the Adviser provides or oversees the provision of all investment management and administrative services to the Fund but will select one or more sub-advisers to make specific investments for the Fund. The Fund pays the Adviser an annual investment advisory fee equal to 1.25% of its average daily net assets.

  Broadview Advisors, LLC (the "Sub-Adviser") is the Fund's investment sub-adviser. The Sub-Adviser's address is:

                            100 East Wisconsin Avenue
                              Milwaukee, WI  53202

  The Sub-Adviser is controlled by Messrs. Richard E. Lane and Glenn Primack. Mr. Lane has served as co-portfolio manager to the Fund since October 1, 1997 and will serve as co-portfolio manager of the Fund with Mr. Primack. Mr. Lane was employed by the Adviser as a financial analyst and portfolio manager from September 1994 through April 2001. Mr. Primack was employed by the Adviser as a research analyst from May 1998 through April 2001. Prior to that, Mr. Primack was employed as a research analyst for Cleary, Gull, Reiland & McDevitt since May, 1996. Their current positions with the Sub-Adviser are:

               Richard E. Lane          President

               Glenn Primack            Vice President

  The Sub-Adviser has been in business since May, 2001 and is the Fund's only Sub-Adviser. The Sub-Adviser selects portfolio securities for investment by the Fund, purchases and sells securities for the Fund and, upon making any purchase or sale decision, places orders for the execution of such portfolio transactions. The Adviser, not the Fund, is responsible for paying the Sub-Adviser's fees. The Adviser pays the Sub-Adviser an annual sub-advising fee equal to 0.95% of the Fund's average daily net assets.

                  The date of this Supplement is May 1, 2001.